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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported): February 6, 2006


                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


       MISSOURI                           0-20600                43-1311101
    (State or other                  (Commission File         (I.R.S. Employer
    jurisdiction of                       Number)              Identification
     organization)                                                 Number)


    3101 MCKELVEY ROAD
    ST. LOUIS, MISSOURI                                             63044
    (Address of principal executive offices)                     (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On February 7, 2006, Zoltek Companies, Inc. (the "Registrant") announced that it had completed the private placement of $10 million aggregate principal amount of 7.5% Senior Convertible Notes (the "Notes") pursuant to the terms of its previously announced Loan and Warrant Agreement, dated as of September 29, 2005 (the "Loan Agreement"), among the Registrant, the lender parties thereto ("Lenders"). As previously reported by the Registrant in its Current Report dated September 29, 2005, the Loan Agreement provides for the Registrant to issue up to $50 million principal amount of senior convertible notes, along with warrants to purchase its Common Stock. In connection with the recently completed transaction, the Registrant and the lender parties executed a Waiver and Consent dated as of February 3, 2006 (the "Waiver and Consent"), pursuant to which the lender parties waived conditions set forth in the Loan Agreement with respect to the funding of the $10 million tranche. To date, the Registrant has issued an aggregate of $30 million of Notes under the Loan Agreement. The closing of previous fundings under the Loan Agreement were completed on September 30, 2005 and November 30, 2005. Copies of the Loan Agreement and Waiver and Consent are incorporated by reference or included as Exhibit 4.1 and Exhibit 4.5, respectively, to this report.

                  Amounts payable under the Notes, the form of which is incorporated by reference in this report as Exhibit 4.2, are convertible into shares of Common Stock. The intial conversion price is $13.07 per share (subject to adjustment). The Notes bear interest at the rate of 7.5% per annum, payable quarterly, and are due and payable upon the expiration of their 42-month term. The interest on the Notes may be paid in cash or, at the Registrant's option, in Common Stock if certain conditions are satisfied as set forth in the Notes. If the Registrant chooses to pay the interest in Common Stock, the price will be based on 90% of the average of the daily volume weighted average price for the 20 days prior to the interest payment date. The Notes are secured by a pledge of certain real property and fixed assets associated with the operations of Zoltek Rt., the Registrant's Hungarian subsidiary.

                  Pursuant to the Loan Agreement, in connection with the recent $10 million funding, the Registrant issued to the Lenders warrants to purchase 267,789 additional shares of Common Stock, representing 35% of the number of shares into which the Notes initially are convertible (the "Warrants"). The Warrants, the form of which are incorporated by reference in this report as Exhibit 4.3, have five-year terms. The exercise price of the Warrants is $15.16 per share (subject to adjustment).

                  The conversion prices of the Notes and the exercise prices of the Warrants are both subject to adjustment under certain circumstances, as set forth in the Notes and the Warrants. The number of shares of Common Stock issuable under the Notes and the Warrants may be adjusted based upon the occurrences of certain events described therein such as the declaration by the Registrant of a stock dividend, a subdivision or combination of its outstanding shares of Common Stock, a reclassification of the outstanding securities of the Registrant (including due to reorganization of the Registrant itself) or the issuance of common equity securities at a price less than the applicable conversion or exercise price.

                  All of the Lenders are "accredited investors," as defined in Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), and the securities offered and sold in the private placement have not been registered under the Securities Act and were sold without registration in reliance upon the exemption from securities registration under both Rule 506 of Regulation D and Section 4(2) of the Securities Act. The Registrant has entered into a Registration Rights Agreement with the Lenders, a copy of which is incorporated by reference in this report as Exhibit 4.4 ("Registration Rights Agreement"), pursuant to which the Lenders shall have the right to demand registration of the Common Stock and to participate in certain subsequent offerings of securities by the Registrant or other shareholders.

                  The foregoing summary of is qualified in its entirety by the Loan Agreement, Waiver and Consent, Notes, Warrants, and the
Registration Rights Agreement, and should be read in conjunction with, the copies of such documents incorporated by reference in this report as exhibits.

                  On February 7, 2006, the Registrant issued a press release announcing that it had completed the funding of Notes under the Loan Agreement in the amount of $10.0 million. The text of this press release is attached hereto as Exhibit 99.1.


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ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION
UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

                  See Item 1.01 which is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired.
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                      Not applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index.
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 8, 2006

                                       ZOLTEK COMPANIES, INC.



                                       By  /s/ Kevin Schott
                                          --------------------------------------
                                          Kevin Schott
                                          Chief Financial Officer




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                                EXHIBIT INDEX

Exhibit
Number                                 Description
------                                 -----------

 4.1 Loan and Warrant Agreement, as of September 29, 2005, among the Registrant, the Lenders and the Agent, filed as
                  Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.
 4.2 Form of Note, filed as Exhibit 4.2 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.
 4.3 Form of Warrant, filed as Exhibit 4.3 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.
 4.4 Registration Rights Agreement, dated as of September 30, 2005, by and among the Registrant and the Lenders parties thereto, filed as Exhibit 4.4 to the Registrant's Current Report on Form 8-K dated September 29, 2005 and incorporated herein by reference.
 4.5 Waiver and Consent, dated as of February 3, 2006, by and among the Registrant and the Lender parties thereto.
 99.1             Press Release, dated February 7, 2006.




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